UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2026
 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
As previously announced on May 21, 2026, Conduent Incorporated ("Conduent"), by and through its wholly owned subsidiary, Conduent Business Services, LLC (“CBS” and together with Conduent, the "Company"), entered into an Equity Interest Purchase Agreement (the “Purchase Agreement”) with Modaxo USA Holdings, Inc. (“US Buyer”) and Modaxo France Holdings SAS (“French Buyer” and together with US Buyer, “Buyer”), and Modaxo Group Inc. Under the Purchase Agreement, CBS agreed to sell all of the issued and outstanding equity interests of Conduent Transport Solutions, Inc. and certain non‑U.S. subsidiaries that comprise the Company’s public transit and fare collection business on the terms and subject to the conditions set forth therein for $164 million (the “Transit Sale”).
On September 30, 2026, CBS, Buyer and Modaxo Group, Inc. entered into the First Amendment to Equity Interest Purchase Agreement (the “Amendment”) to amend the Purchase Agreement to, among other things, (1) remove US Buyer as a party to the Purchase Agreement such that French Buyer is the sole Buyer under the Purchase Agreement, (2) provide for certain assets located in India and owned by Conduent Business Services India LLP to be sold to a subsidiary of French Buyer at a subsequent closing, subject to receipt of required regulatory approval in India, and (3) waive certain closing conditions related to certain governmental filings. All other material terms of the Purchase Agreement, which was previously filed by Conduent as Exhibit 2.3 to the Quarterly Report on Form 10-Q dated August 10, 2026, remain the same. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 of this Report is incorporated by reference herein.
On October 1, 2026, the Transit Sale was completed and the Company received $140 million from the Buyer in the form of cash consideration. At closing the Buyer retained (i) a $10 million purchase price holdback for a maximum of one year to secure net tangible asset related adjustments, (ii) a $12 million special holdback, the release of which is dependent upon certain target completion dates for a former customer and (iii) certain other closing adjustments of $2 million. In the fourth quarter of 2026, the Company will pay transaction costs of $3 million and income taxes of $7 million. In addition, $15 million in cash was transferred to the Buyer at close. Conduent intends to use the net proceeds received from the Transit Sale of $125 million for the repayment of the revolving credit facility based on the terms of the credit agreement.
Other than in respect of the Purchase Agreement, the Amendment and the transition services arrangements entered into in connection with the Transit Sale, there is no material relationship between the Company and French Buyer.
Item 7.01. Regulation FD Disclosure
On October 1, 2026, the Company issued a press release announcing the completion of the Transit Sale, a copy of which is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial statements of Conduent, after giving effect to the Transit Sale, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein:
•Conduent’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2026; and
•Conduent’s unaudited pro forma condensed consolidated statements of income (loss) for the years ended December 31, 2025, December 31, 2024, and December 31, 2023, and for the six months ended June 30, 2026.
The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of Conduent’s consolidated results of operations or financial position that would have been reported had the Transit

Sale been completed as of the dates presented and should not be taken as representation of Conduent’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.
(d) Exhibits.

Exhibit No.	Description
2.1*	First Amendment to Equity Interest Purchase Agreement, dated September 30, 2026, among Conduent Business Services, LLC, Modaxo USA Holdings, Inc., Modaxo France Holdings SAS, and Modaxo Group, Inc.
99.1	Press Release, dated October 1, 2026 (furnished pursuant to Item 7.01).
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Conduent Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. Conduent will furnish supplementally copies of such attachments to the SEC or its staff upon request.

Forward-Looking Statements
This Report and any exhibits to this Report may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words "anticipate," "believe," "estimate," "expect," "plan," "intend," "will," "aim," "should," "could," "forecast," "target," "may," "continue to," "endeavor," "if," "growing," "projected," "potential," "likely," "see," "ahead," "further," "going forward," "on the horizon," and similar expressions (including the negative and plural forms of such words and phrases), as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but may not be limited to, statements regarding the Transit Sale, the expected receipt of the holdback amounts described in Item 2.01, the intended use of proceeds from the Transit Sale, expected transaction costs and income taxes and, as set forth in Exhibit 99.2, the pending sale of the Company's Tolling business. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, many of which are outside of our control, that could cause actual results to differ materially from those expected or implied by such forward-looking statements contained in this Report, any exhibits to this Report and other public statements we make. Important factors and uncertainties that could cause our actual results to differ materially from those in our forward-looking statements include, but are not limited to: the risk that we do not receive some or all of the holdback amounts, including as a result of post-closing purchase price adjustments, indemnification claims or the failure to satisfy the conditions to release; the risk that transaction costs, Taxes or other amounts payable in connection with the Transit Sale exceed our current expectations; unexpected costs or liabilities in connection with the Transit Sale, including under our post-closing obligations; with respect to the pending sale of our Tolling business, the risk that required regulatory approvals, third-party consents or other closing conditions are not satisfied such that the closing is delayed or does not occur; the risk of litigation or regulatory actions; our inability to retain and hire key personnel; and other factors that are set forth in the "Risk Factors" and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Any forward-looking statements made by us in this Report speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.
Date: October 6, 2026

CONDUENT INCORPORATED

By:	/s/ GEORGE ABATE
George Abate
Vice President, Chief Accounting Officer